                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

                           Allmerica Securities Trust
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                                                 March 11, 2004

Dear Shareholders:

   Enclosed is a Notice of the Annual Meeting of Shareholders to be held on April 21, 2004, to consider the election of Trustees.

   Your Trustees unanimously recommend that you vote for the proposal by marking, dating and signing the enclosed proxy and returning it promptly.

                                          Respectfully,

                                          John P. Kavanaugh
                                          Chairman

 NOTICE: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                          Allmerica Securities Trust
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                               -----------------

                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 21, 2004

                               -----------------

To the Shareholders:

   The Annual Meeting of the Shareholders (the "Meeting") of Allmerica Securities Trust (the "Trust") will be held at the offices of the Trust, 440 Lincoln Street, Worcester, Massachusetts 01653, Wednesday, April 21, 2004, at 9:00 a.m., local time, for the following purposes:

    1. To elect Trustees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;

    2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

   Only shareholders of record at the close of business on February 27, 2004 will be entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Trustees,


                                          GEORGE M. BOYD
                                          Secretary

March 11, 2004

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                               -----------------

                                PROXY STATEMENT

                               -----------------

                                                                 March 11, 2004

                              GENERAL INFORMATION

   The enclosed proxy is solicited by and on behalf of the Trustees of Allmerica Securities Trust (the "Trust") to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Trust to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 on Wednesday, April 21, 2004 at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Trust. This solicitation is being made by use of the mails, but may also be made by telephone, telefax and personal interviews. The cost of preparing and mailing this Proxy Statement, Notice and Form of Proxy and any additional material which may hereafter be furnished in connection with the solicitation of the enclosed proxy will be paid by the Trust. The approximate date for mailing the Proxy Statement and Form of Proxy to all Shareholders is on or about March 11, 2004.

   On February 27, 2004, the Trust had outstanding 8,592,306 shares. Each share is entitled to one vote and each fractional share to an equivalent fractional vote. Only Shareholders of record at the close of business on February 27, 2004 will be entitled to notice of and to vote at the Meeting.

   In the event that a quorum of Shareholders (30% of all shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by April 21, 2004, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 90 days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any such matters.

   The Trust's Annual Report for the fiscal year ended December 31, 2003, including financial statements, may be obtained, without charge, by calling or writing Shareholder Relations, The Bank of New York, P.O. Box 11258, New York, NY 10286-1258, 1-800-524-4458.

   The Trust's investment adviser is Opus Investment Management, Inc. ("OIM"), a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies. The address of OIM and AFC is 440 Lincoln Street, Worcester, MA 01653. Investors Bank & Trust Company calculates net asset value per share, maintains general accounting records and performs certain administrative services for the Trust. Its address is 200 Clarendon Street, Boston, MA 02116.

1. ELECTION OF TRUSTEES

   The Board of Trustees ("Board") currently consists of nine members, of whom Edward J. Parry, III, is a nominee for election by the Shareholders. The remaining eight members are nominees for re-election by the Shareholders. Mr. Parry was nominated by an interested Trustee who is Chief Executive Officer of the Trust's investment adviser. The number of members of the Board has been fixed by the Board at nine. The Agreement and Declaration of Trust provides that the Trust shall have a Board composed of not less than three nor more than 15 Trustees to be elected by ballot by the Shareholders.

   Biographical data for the current Trustees of the Trust who have been nominated for election or re-election is set forth below. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to Allmerica Financial Corporation." It is proposed at the Meeting to elect or re-elect, as applicable, the persons listed below as Trustees, each to serve as such until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. All are now Trustees and all have stated they would be willing to serve if elected or re-elected. There are no arrangements between any Trustee and any other person pursuant to which he or she was or is to be selected as a Trustee.

                                                                                     Number of
                                                                                   Portfolios in
                                               Term of                                 Fund          Other
                                             Office and                               Complex    Directorships
    Name, Address        Position(s) Held     Length of   Principal Occupation(s)   Overseen by     Held by
     and Age(1)             with Trust       Time Served  During Past 5 Years(2)      Trustee       Trustee
    -------------     ---------------------- ------------ ------------------------ ------------- -------------
P. Kevin Condron (58) Trustee, Member of the 1 Year Term  President and Chief           10         Director,
                      Audit Committee and    Served Since Executive Officer, The                   Banknorth
                      Fund Operations        1998         Granite Group                            Group.
                      Committee                           (wholesale plumbing
                                                          and heating), 1997-
                                                          present.

Jocelyn S. Davis (50) Trustee, Member of the 1 Year Term  President, Nelson Hart,       10         None
                      Audit Committee and    Served Since LLC (consulting), 2002-
                      Fund Operations        2001         present; Beers & Cutler
                      Committee                           (professional services),
                                                          2001-2002; Chief
                                                          Financial Officer, AARP
                                                          (non-profit), 1996-2001.

Cynthia A.            Trustee, Member of the 1 Year Term  President and Chief           10         Director,
 Hargadon (49)....... Fund Operations        Served Since Investment Officer,                      Wilshire
                      Committee, Investment  1997         PlanTools, LLC                           Target
                      Operations Committee                (consulting), 2003-                      Funds,
                      and Governance                      present; Managing                        2001-
                      Committee                           Director, McHenry                        present.
                                                          Group, 2003-present;
                                                          President, Hargadon
                                                          Associates (asset
                                                          management
                                                          consulting), 2002-2003;
                                                          President, Potomac
                                                          Asset Management, Inc.,
                                                          2000-2002; Director of
                                                          Investments, National
                                                          Automobile Dealers
                                                          Association, 1999-2000;
                                                          President, Stable Value
                                                          Investment Association
                                                          (investment trade
                                                          group), 1996-1999.

T. Britton Harris, IV Trustee, Member of the 1 Year Term  President, Verizon            10         None
 (45)................ Investment Operations  Served Since Investment Management
                      Committee, Fund        2001         Corporation, 1990-
                      Operating Committee                 present.
                      and Governance
                      Committee

                                                                                       Number of
                                                Term of                              Portfolios in
                                               Office and                                Fund          Other
                                               Length of                                Complex    Directorships
    Name, Address         Position(s) Held        Time     Principal Occupation(s)    Overseen by     Held by
     and Age(1)              with Trust          Served    During Past 5 Years(2)       Trustee       Trustee
    -------------     ------------------------ ---------- -------------------------- ------------- -------------

Gordon Holmes (65)... Trustee, Chairman of the   1 Year   Instructor at Bentley           10        None
                      Audit Committee and        Term     College, 1998-present;
                      Member of the Fund         Served   Certified Public
                      Operations Committee       Since    Accountant; Retired
                                                 1991     Partner, Tofias,
                                                          Fleishman, Shapiro &
                                                          Co., P.C. (Accountants).

Attiat F. Ott (68)... Trustee, Chairman of the   1 Year   Professor of Economics          10        None
                      Fund Operations            Term     and Director of the
                      Committee and Member       Served   Institute for Economic
                      of the Audit Committee     Since    Studies, Clark University,
                                                 1982     950 Main Street,
                                                          Worcester, MA 01910.

Ranne P. Warner (59). Trustee, Chairman of the   1 Year   President, Centros              10        Director,
                      Governance Committee,      Term     Properties, USA; Owner,                   Wainwright
                      Member of the Fund         Served   Ranne P. Warner and                       Bank &
                      Operations Committee       Since    Company; Blackstone                       Trust Co.
                      and Investment             1991     Exchange LLC (real                        (commercial
                      Operations Committee                estate) 2001-present.                     bank).

*John P. Kavanaugh    Chairman, Trustee and      1 Year   President, Opus                 10        None
 (49)................ President, Chairman of     Term     Investment Management,
                      the Investment             Served   Inc ("OIM"); Vice
                      Operations Committee       Since    President, Director, Chief
                                                 1995     Investment Officer, First
                                                          Allmerica Financial Life
                                                          Insurance Company
                                                          ("First Allmerica") and
                                                          Allmerica Financial Life
                                                          Insurance and Annuity
                                                          Company ("Allmerica
                                                          Financial Life").

*Edward J. Parry, III Trustee, Member of the     1 Year   Executive Vice President,       10        None
 (44)................ Investment Operations      Term     Director, Chief Financial
                      Committee                  Served   Officer, Allmerica
                                                 Since    Financial Corporation,
                                                 2004     First Allmerica and
                                                          Allmerica Financial Life.

--------
* Messrs. Kavanaugh and Parry are "interested persons", as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), of the Trust and of Allmerica Financial Corporation ("AFC") because of their affiliations with AFC.
(1)The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.
(2)Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years.

                        OWNERSHIP OF SHARES BY TRUSTEES
                              AS OF MARCH 1, 2004

                                                 Aggregate Dollar Range of
                                                 Equity Securities in All
                              Dollar Range of        Funds Overseen by
                            Equity Securities in   Trustee in Family of
         Name of Trustee         the Trust         Investment Companies
         ---------------    -------------------- -------------------------

      P. Kevin Condron.....     $1 - $10,000           $1 - $10,000

      Jocelyn S. Davis.....         None                   None

      Cynthia A. Hargadon..     $1 - $10,000           $1 - $10,000

      T. Britton Harris, IV         None                   None

      Gordon Holmes........     $1 - $10,000           $1 - $10,000

      Attiat F. Ott........     $1 - $10,000           $1 - $10,000

      Ranne P. Warner......     $1 - $10,000           $1 - $10,000

      John P. Kavanaugh....     $1 - $10,000           $1 - $10,000

      Edward J. Parry, III.         None            $50,001 - $100,000

--------

   The Trust's Board, which is currently composed of seven non-interested Trustees and two interested Trustees, met five times during the fiscal year ended December 31, 2003. The Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.

                              COMPENSATION TABLE

                                                                                    Total Compensation from
                     Name of Person                          Aggregate Compensation Trust and Fund Complex
                      and Position                                 from Trust          Paid to Trustees
                     --------------                          ---------------------- -----------------------
P. Kevin Condron............................................         $2,473                 $35,250
   Trustee, Member of the Audit Committee and Fund
   Operations Committee

Jocelyn S. Davis............................................         $2,473                 $35,250
   Trustee, Member of the Audit Committee and Fund
   Operations Committee

Cynthia A. Hargadon.........................................         $2,504                 $39,750
   Trustee, Member of the Fund Operations Committee,
   Investment Operations Committee and Governance
   Committee

T. Britton Harris, IV.......................................         $2,504                 $39,500
   Trustee, Member of the Governance Committee,
   Investment Operations Committee and Fund Operations
   Committee

Gordon Holmes...............................................         $2,482                 $36,750
   Trustee, Chairman of the Audit Committee and Member of
   the Fund Operations Committee

                                                                                       Total Compensation from
                       Name of Person                           Aggregate Compensation Trust and Fund Complex
                        and Position                                  from Trust          Paid to Trustees
                       --------------                           ---------------------- -----------------------

Attiat F. Ott..................................................         $2,482                 $37,750
   Trustee, Chairman of the Fund Operations Committee and
   Member of the Audit Committee

Ranne P. Warner................................................         $2,506                 $40,000
   Trustee, Chairman of the Governance Committee, Member
   of the Fund Operations Committee and Investment
   Operations Committee

John P. Kavanaugh..............................................           None                    None
   Trustee, Chairman of the Board and President; Chairman of
   the Investment Operations Committee

Mark A. Hug*...................................................           None                    None
   Trustee, Member of the Investment Operations Committee

Edward J. Parry, III*..........................................           None                    None
   Trustee, Member of the Investment Operations Committee

--------
*  Effective February 12, 2004, Mr. Parry replaced Mr. Hug as a Trustee.

   The Trust has no retirement or pension plan for its Trustees. None of the Trustees who is not an "interested person" of the Trust, and none of their respective immediate family members (spouse, child residing in household, and dependents), owns any security of AFC or any of its affiliates. The Trust does not have a compensation committee; such matters are considered by the Trust's Governance Committee.

   The Trust's Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Dr. Ott (Chairman), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Harris, Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser and transfer and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 2003, the Committee had one meeting relating to the Trust.

   The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Mr. Holmes (Chairman), Mr. Condron, Ms. Davis and Dr. Ott comprise the Committee. This Committee reviews and evaluates the audit function, including selecting the independent accountants for the Trust, reviewing all auditing procedures and arrangements and reviewing qualifications of key personnel performing audit work. During the fiscal year ended December 31, 2003, the Committee had four meetings.

   The Trust's Investment Operations Committee is composed of three Trustees who are not interested persons of the Trust, AFC or its affiliates and two Trustees who are interested persons. Currently, Mr. Kavanaugh (Chairman), Ms. Hargadon, Mr. Harris, Mr. Parry and Ms. Warner serve on the Committee. The Committee monitors investment adviser performance and analyzes Fund data. During the fiscal year ended December 31, 2003, the Committee had four meetings relating to the Trust.

   The Trust's Governance Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates and are independent. Currently Ms. Warner (Chairman), Ms. Hargadon and Mr. Harris comprise the Committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, proposing additional non-interested Trustees for election to the Board and reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 2003, the Committee had three meetings. As required by regulations promulgated by the SEC, a copy of the Governance Committee Charter is attached as Appendix I. The Trust currently does not make the Governance Committee Charter available to shareholders on its website.

   When evaluating Trustee candidates, the Trust's Governance Committee takes into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) reputation for ethical and honest dealings and behavior. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's investment adviser, (iii) the Trust's Shareholders and (iv) any other source the Committee deems to be appropriate. The Governance Committee may, but is not required to, retain an outside consulting firm at the Trust's expense to identify potential candidates.

   The Governance Committee will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the procedures for submitting recommendations as set forth in Appendix A to the Governance Committee Charter, which is attached as Appendix I. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee, if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix I for details.

   The Governance Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Trust.

   If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Trust's Trustees and officers, its investment adviser and certain affiliated persons of the investment adviser and persons who own more than ten percent of the Trust's shares to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These individuals are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

   To the Trust's knowledge, based solely on review of the copies of such reports furnished to the Trust and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16(a) reporting were complied with during the fiscal year ended December 31, 2003.

Recommended Shareholder Action and Required Vote

   The Trustees recommend that the Shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of the Trustees.

2. OTHER MATTERS AND DISCRETION OF PERSONS NAMED AS PROXIES

   While the Meeting is called to act upon any business that may properly come before it, at the date of this Proxy Statement the only business which management intends to present or knows that others will present is the business mentioned in the Notice of the Meeting. If any other matters lawfully come before the Meeting, and on all procedural matters at said Meeting, it is intended that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting. A proxy may confer discretionary authority to vote on matters brought before an annual meeting of shareholders if the Trust did not have notice of the matter at least 45 days before the date on which the Trust first mailed its proxy materials for the prior year's annual meeting of shareholders (or date specified by an advance notice provision).

Date for Receipt of Shareholder Proposals

   No proposals were submitted by Shareholders for presentation at the Meeting. Shareholder proposals which are intended to be presented at the Annual Meeting in 2005 must be received at the principal executive offices of the Trust, 440 Lincoln Street, Worcester, MA 01653, on or before November 1, 2004, for inclusion in the proxy statement and proxy related to such meeting.

           INFORMATION PERTAINING TO ALLMERICA FINANCIAL CORPORATION

   The following table lists the executive officers of the Trust, each of whom is an employee of AFC or its affiliates:

        Name and Age                                                   Served
  of Officers as of 2/28/04           Position with the Trust          Since
  -------------------------           -----------------------          ------
  John P. Kavanaugh (49).... Chairman of the Board, President and
                             Trustee                                    1995

  Paul T. Kane (47)......... Assistant Vice President and Treasurer
                             (Principal Accounting Officer, Principal)
                             Financial Officer)                         1999

  Richard J. Litchfield (36) Vice President                             2001

  Ann K. Tripp (45)......... Vice President                             2000

  Donald P. Wayman (46)..... Vice President                             2003

  George M. Boyd (59)....... Secretary                                  1997

The individuals named above have been employees of AFC or its affiliates for the last five years.

Quorum and Method of Tabulation

   Thirty percent (30%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

   The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker nonvotes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, withholding authority to vote, abstentions and broker nonvotes will have no effect on the outcome of the voting on the matter.

Independent Public Accountants

   The following information describes the Trust's relationship with its independent public accountants, PricewaterhouseCoopers LLP ("PWC"), and certain fiscal year fees. The Audit Committee's Policy for Pre-Approval of Services Provided by Independent Auditors (the "Pre-Approval Policy") is attached as Appendix II.

   Representatives from PWC are not expected to be present at the Trust's annual meeting of shareholders.

                                        Percentage of Services
                                         Approved by the Audit
                                               Committee
                                          under Pre-approval
                         Audit Fees     Policies and Procedures
                -        ----------     -----------------------
                2003      $25,850                 100%
                2002      $23,620                 100%

                     Audit-Related Fees
                -    ------------------
                2003        $0                     --
                2002        $0                     --

                          Tax Fees
                -         --------
                2003      $3,300                  100%
                2002      $3,200                  100%

                       All Other Fees
                -      --------------
                2003        $0                     --
                2002        $0                     --

   All fees disclosed above under the captions "Audit-Related Fees," "Tax Fees," and "All Other Fees" represent fees billed for services that were required to be pre-approved, and which were so pre-approved, by the Trust's Audit Committee in accordance with the Pre-Approval Policy. "Tax Fees" represents fees billed in the Trust's last two fiscal years for tax return review services.

   For the last two fiscal years of the Trust, PWC billed aggregate non-audit fees in the following amounts to the Trust and OIM:

                                  2003 $3,300
                                  2002 $3,200


   The following table presents fees billed by PWC for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                                                             Total
              Audit-Related Fees Tax-Fees All Other Fees Non-Audit Fees
              ------------------ -------- -------------- --------------
         2003        $--           $--         $--            $--
         2002        $--           $--         $--            $--

Audit Committee Report

   As required by Federal securities regulations, the Trust's Audit Committee submits the following report regarding its oversight of the Trust's financial reporting process:

    1. The Audit Committee reviewed and discussed the Trust's audited financial statements with management;

    2. The Audit Committee and the independent accountants have discussed the matters regarding SAS 61 (Codification of Statements on Auditing Standards, AU 380) relating to the quality and consistency of accounting principles. This communication between the Audit Committee and the independent accountants will assist the Audit Committee in performing its oversight role in reviewing auditing procedures and evaluating the audit function as a whole.

    3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, and has discussed with the independent accountants the independent accountants' independence.

    4. The Audit Committee has recommended to the Board of Trustees of the Trust that the audited financial statements be included in the Trust's Annual Report to Shareholders for the last fiscal year.

   The Audit Committee Report is submitted by the Audit Committee comprised of Gordon Holmes (Chairman), P. Kevin Condron, Jocelyn S. Davis and Attiat F. Ott, all non-interested Trustees.

   A determination has been made that the members of the Trust's Audit Committee are independent, financially literate and at least one member of the Committee has accounting or related financial management expertise as defined under applicable New York Stock Exchange standards.

Audit Committee Charter

   Federal securities regulations require the Board of Trustees of the Trust to adopt a written charter for the Audit Committee, which should be attached as an appendix to the Trust's Proxy Statement at least once every three years or in the next annual shareholders' meeting Proxy Statement after any significant amendment to the charter. The Board of Trustees of the Trust has adopted an amended written charter for the Audit Committee, which is attached as Appendix III to this Proxy Statement.

Policy on Communication

   The Board of Trustees of the Trust has adopted procedures by which Trust Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, Allmerica Securities Trust, c/o Secretary, 440 Lincoln Street, Mail Stop N440, Worcester, MA 01653. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of shares held by the Shareholder. The Secretary of the Trust is responsible for reviewing properly submitted shareholder communications. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in the Trust or is otherwise ministerial in nature (such as a request for Trust literature, share data or financial information). The procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a Shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, or any communication made in connection with such a proposal. The Trust's process for Shareholders to send communications to the Board of Trustees is more fully described in its Policy Regarding the Ability of Shareholders to Communicate with the Board of Trustees, which is attached Appendix IV. The Trust's Trustees are not required to attend the Trust's annual shareholder meetings or to otherwise make themselves available to Shareholders for communications, other than by the aforementioned procedures. One Trustee attended the 2003 annual meeting.

                     SHAREHOLDERS ARE URGED TO VOTE, SIGN
                      AND MAIL THEIR PROXIES IMMEDIATELY.

                                          John P. Kavanaugh
                                          Chairman

March 11, 2004
Worcester, MA

                                                                     APPENDIX I

                          ALLMERICA INVESTMENT TRUST
                          ALLMERICA SECURITIES TRUST

                         GOVERNANCE COMMITTEE CHARTER

Purpose of the Governance Committee

   The primary purpose of the Governance Committee (the "Committee") is to nominate candidates for selection as Independent Trustees* of Allmerica Investment Trust and Allmerica Securities Trust (the "Trusts") and their committees and to establish policies and procedures relating to all Board of Trustee service matters (including compensation), as well as other matters concerning Trust governance.

Composition of the Governance Committee

   The Committee shall be composed of such number of the Independent Trustees of the Trusts as may from time-to-time be designated by the Board of Trustees, currently Cynthia A. Hargadon, T. Britton Harris IV, and Ranne P. Warner. The Board of Trustees of the Trusts shall appoint one of the members of the Committee to serve as the Committee Chairperson (the "Chair"), currently Ranne
P. Warner.

Procedures for Nominating New Independent Trustees

   At the direction of the Boards of Trustees of the Trusts, the Committee will nominate candidates for election as Independent Trustees of the Fund using the following procedures:

    1. The Chair shall obtain suggestions for prospective Independent Trustees from current Independent Trustees of the Trusts, from the Trusts' management, Trust shareholders** and from other appropriate sources, including, if necessary, outside consultants, and will, to the extent feasible and appropriate, maintain all names received in confidence.

    2. The Chair will provide each Committee Member with the name and background information of each candidate at least one week prior to the first meeting of the Committee at which the candidate is to be discussed, if possible.

    3. At a meeting of the Committee at a time to be selected by the Chair, the Committee will discuss all candidates whose names have been submitted to the Chair. The Committee by majority vote may remove individuals from further consideration and may prepare a schedule establishing priorities for considering candidates in addition to the criteria set forth below. For example, the Committee may determine in certain circumstances that a candidate ideally should possess a particular type of business experience or professional expertise (e.g., in order to replace expertise possessed by retiring trustee, etc.).

    4. The Chair will arrange for information about candidates selected for further consideration to be reviewed by the Trustee's Independent Counsel, who will determine based upon this information whether a candidate has any legal impediments to serving as an Independent Trustee of the Trusts. Counsel will inform the Chair of the results of this review.

    5. The Committee will review further the candidates as it deems necessary before proposing candidates to the Independent Trustees for nomination. Such review may involve establishing subcommittees of the Governance Committee to interview candidates, obtaining further information about a candidate, and inviting other Independent Trustees to participate, as desired.

    6. The Committee will not differentiate among candidates based upon any characteristic prohibited under applicable laws and regulations.
--------
* The Independent Trustees are those Trustees of the Trusts who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trusts, Allmerica or any sub-adviser to the Trusts.
** For purposes of this Charter, shareholders of Allmerica Investment Trust mean contractholders and policyholders of variable insurance products that use the Funds of the Trust as investment vehicles.

Recommendations by Shareholders for New Independent Trustees

   The Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trusts. Appendix A to this Charter, as it may be amended from time to time by the full Board of Trustees, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

   There are no material differences in the manner in which the Committee evaluates Trustee candidates based on whether the candidate is recommended by a shareholder.

Qualification of Independent Trustees

   In their consideration of candidates to be proposed as nominees for positions as Independent Trustees of the Trusts, the Trusts' Trustees should ensure that to the extent practicable, a candidate have all of or substantially all of the following qualifications:

    1. A stringent dedication to the legal, ethical, and fiduciary constraints imposed on the Independent Trustees of a mutual fund.

    2. A reputation for ethical and honest dealings and behavior, and a high standing in his or her business and/or professional dealings and in the community.

    3. Freedom from real or perceived conflicts of interest, beyond those formally proscribed by the Investment Company Act of 1940.

    4. An ability to devote the considerable amount of time necessary to perform the duties of a Trustee, including a commitment in the ordinary course to attend all Trust Board and Committee Meetings.

    5. An independent approach to issues, with confidence in his or her judgment that permits taking positions which may not be favored by management or others, in combination with a personality compatible with other Trustees, an ability to work well in a group setting and a recognition of the desirability and importance of Trustee consensus.

    6. An ability, through past experience or wisdom, to recognize the differences between exercising a "macro" and "micro" managerial role and to be comfortable with the proper role of an Independent Trustee, which is one of broad oversight of the Trusts as opposed to micro management of Trust processes and operations.

    7. Sufficient business and life experience to have developed a requisite level of "judgment."

    8. Commitment to serve a substantial period of time on the Boards.

    9. Preferably, a background including one or more of the following:

       a. Some form of investment or financial experience.

       b. Management experience (ideally CEO, COO, or CFO or other executive level experience) in a company.

       c. Experience practicing as an attorney or accountant, either in private practice or as a corporate employee, ideally with an emphasis on financial and business matters.

       d. Leadership experience in the public sector, or other significant organizations.

       e. Academic experience, on a university-level, preferably involving administration as well at teaching (dean of a college of business) and ideally a financial or business related discipline.

    10.A background which is compatible with, but also sufficiently different from, other Trustees, to add an expertise not otherwise represented on the Boards of the Trusts.

Responsibilities and Functions

    1. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

    2. The Committee shall review this Charter periodically and recommend any changes to the full Board of Trustees.

                                                                     APPENDIX A

           PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                           (As of February 12, 2004)

   A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

    1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to: Governance Committee Chair, [insert name of Trust], c/o Secretary, 440 Lincoln Street, Mail Stop N440, Worcester, MA 01653.

    2. With respect to Allmerica Securities Trust, the Shareholder Recommendation must be delivered to or mailed and received at the address above not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

    3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust or series thereof owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
       14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the class or series and number of all shares of the Trust or series thereof owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Originally Adopted: May 12, 1998
Revised: February 12, 2004

                                                                    APPENDIX II

     POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY INDEPENDENT AUDITORS

    1. At the beginning of each audit cycle (typically at the August Audit Committee meeting), certain types of recurring audit, audit related and other services are to be pre-approved including:

      (a) the list of required audits and projects presented by the audit firm at the August meeting;

      (b) any required audits that emerge during the year, attestation services, and other audit scope increases that were not known at the August report, where it is most appropriate, for either efficiency or effectiveness, that the service be performed by the independent auditors;

      (c) consultation and advisory services related to accounting/reporting and risk management/control matters provided in the normal course of business, where it is most appropriate, for either efficiency or effectiveness, that the service be performed by the independent auditors; and

      (d) assistance with SEC and other regulatory filings and tax services incurred in the normal course of business, including consulting on federal, state and foreign tax matters, including income taxes, franchise and similar taxes.

       This pre-approval will occur concurrently with the approval of the annual audit fees and will apply to all individual projects meeting the above criteria and which are expected to result in total fees less than $400,000. For individual projects outside the scope of the fiscal year audits and tax return filings expected to be $25,000 or greater, specific pre-approval will be necessary.

    2. Pre-approvals for all other services will occur if and when the need for any such services arises. This pre-approval will be initiated by management and will be requested from the Chairman or, in the event the Chairman is unavailable, any other member of the Audit Committee.

       Any services approved by the Chairman, or other Audit Committee member, at any time other than during an Audit Committee meeting will be reported to the full Audit Committee at the next regularly scheduled meeting.

    3. De minimis expenses allowed under Section 202 of the Sarbanes-Oxley Act of 2002 will not require pre-approval.

       At each regularly scheduled meeting of the Audit Committee, the Trusts' Treasurer will report on any such projects begun during the period since the last such report, and on any fees incurred on existing projects during this same intervening period.

                                                                   APPENDIX III

                          ALLMERICA INVESTMENT TRUST
                          ALLMERICA SECURITIES TRUST

                            AUDIT COMMITTEE CHARTER

    1. Composition: The Audit Committee shall be composed of not less than three Trustees who are elected by a majority of the full Board of Trustees. Each Trustee who is a member of the Committee shall be an unaffiliated, non-interested person, as defined under the Investment Company Act of 1940 (the "1940 Act") and, with respect to Allmerica Securities Trust, an independent Trustee in accordance with New York Stock Exchange (NYSE) rules. All members of the Audit Committee must be "financially literate," i.e., familiar with basic finance and accounting practices, and at least one member of the Committee must have accounting or related financial management expertise. Financial literacy shall be determined in accordance with NYSE rules. The Committee shall appoint a Chairperson to preside at all meetings of the Committee.

    2. Purpose: The purpose of the Audit Committee is to assist Board oversight of: (a) the integrity of the Trusts' financial statements; (b) the Trusts' compliance with legal and regulatory requirements; (c) the qualifications and independence of the Trusts' independent auditors; and
       (d) the operation of the Trusts' internal control systems and the performance of the Trusts' independent auditors. The Committee assists the Trustees in determining that the assets of the Trust are properly safeguarded and valued and that the Trusts' policies are being carried out, and in monitoring the Trusts' financial reporting to their shareholders, the general public and applicable regulatory agencies. With respect to Allmerica Securities Trust, the Committee's purpose is also to prepare reports required by the U.S. Securities and Exchange Commission rules to be included in the Trust's annual proxy statements, if any.

    3. General responsibilities of the Audit Committee are:

      (a) to oversee the Trusts' accounting and financial reporting process and their internal control over financial reporting, and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers of the Trusts;

      (b) to oversee the quality and objectivity of the Trusts' financial statements and the audit thereof by the Trusts' independent auditors; and

      (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees.

       The Committee is directly responsible for the appointment, compensation, retention, and oversight of the work of the independent auditors engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit and review services for the Trusts. The Trusts' independent auditors shall report directly to the Committee.

       While the Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee (i) to plan or conduct audits, which is the responsibility of the independent auditors, (ii) to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls, or (iii) to determine that the Trusts' financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which are the responsibilities of the Trusts' management.

    4. To carry out the responsibilities listed in item 3, the Audit Committee shall have the following duties and powers:

      (a) at least annually, to obtain and review a report by the independent auditors describing: (i) the firm's internal quality-control procedures;
   (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps take to deal with any such issues; and (iii) in order to assess the auditors' independence, all relationships between the independent auditors, the Trusts, the investment adviser or sub-adviser(s) of the Trusts or their affiliates.

      (b) to meet with the Trusts' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trusts' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s) and management's responses thereto; (iii) to consider the auditors' comments with respect to the Trusts' financial policies, procedures and internal control over financial reporting and, as appropriate, the controls of the Trusts' custodian, transfer agent and other service providers, and management's responses thereto; (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; and (v) to review with a representative of the Trusts' management and the independent auditors the financial information and other disclosure contained in the Trusts' annual report to shareholders under Section 30(e) of the 1940 Act and Rule 30d-1 thereunder prior to its filing; and, with respect to Allmerica Securities Trust, the Charter will be included as an appendix to any annual shareholders' meeting proxy statement at least once every three years, or in the next annual shareholders' meeting proxy statement after any significant amendment to the Charter;

      (c) to review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes to the Trusts' selection or application of accounting principles, and major issues as to the adequacy of the Trusts' internal control over financial reporting and any special audit steps adopted in light of material control differences, and (ii) the effect of regulatory and accounting initiatives on the financial statements of the Trusts;

      (d) to review the fees charged by the auditors for audit and non-audit services;

      (e) to investigate improprieties or suspected improprieties in the Trusts' accounting or financial reporting, and to review with counsel to the Trusts legal matters that may have a material impact on the financial statements, the Trusts' compliance policies and any material reports or inquiries received from regulatory or governmental agencies relating to financial matters;

      (f) if applicable, review any analyses prepared by the Trusts' management and/or independent auditors of significant financial reporting issues and judgments (including issues relating to the valuation of the Trusts' portfolio securities) made in connection with the preparation of the Trusts' financial statements, including any analyses of the effects of alternative approaches under generally accepted accounting principles on the Trusts' financial statements;

      (g) to meet periodically with the Trusts' management and independent auditors to review the Trusts' policies with respect to risk assessment and risk management, the Trusts' major financial risk exposures, and the steps taken to monitor and control such exposures;

      (h) to review the experience and qualifications of the senior members of the Trusts' audit team and the Trusts' Treasurer and the quality control procedures of the independent auditor;

      (i) to review matters brought to the attention of the Board of Trustees by the Trusts' investment adviser or sub-adviser(s) or independent auditors involving the valuation of Trust assets, including fair valuation and single-source pricing;

      (j) to the extent required by applicable regulations, to approve all audit and non-audit services rendered to the Trusts by the auditors and all non-audit services to the Trusts' investment adviser and certain of its affiliates, and to review the fees charged by the auditors for audit and non-audit services, provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service;

      (k) to review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement or the Trusts' financial policies and procedures or internal control over financial reporting, and to report on the independent auditors' report and the Committees' activities to the full Board on a regular and timely basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

      (l) to establish procedures for (i) the receipt, retention, and treatment of complaints received by the Trusts regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Trusts, the investment advisers and sub-advisers of the Trusts, administrator, principal underwriter (if any), or any other provider of accounting-related services for the investment advisers and sub-advisers of concerns regarding accounting or auditing matters;

      (m) to discuss with management any press releases discussing the investment performance of the Trusts and other financial information about the Trusts, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Trusts and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information;

      (n) if and to the extent that the Trusts intend to have employees, to set clear policies for the hiring by the Trusts of employees or former employees of the independent auditors; and

      (o) to perform other oversight functions, adopt such policies and procedures and conduct other reviews not referenced in this Charter as requested from time to time by the Board or required by applicable law.

    5. The Audit Committee shall meet on a regular basis as determined necessary or appropriate by the Board of Trustees, but in no event less than twice per year, and is empowered to hold special meetings as circumstances require.

    6. The Audit Committee shall maintain minutes of its meetings to be kept with the records of the Trusts.

    7. The Audit Committee shall meet separately and on a periodic basis with the independent auditors, the Treasurer of the Trust and other members of management, or at such other times as the Committee deems necessary or appropriate.

    8. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel, accounting and other experts or consultants at the expense of the Trusts. The Committee may request any officer or employee of the Trusts or of any of the Trusts' service providers or the Trusts' outside counsel or independent auditors to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee. The Trusts shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Trusts' independent auditors for the issuance of an audit report relating to the Trusts' financial statements or the performance of other audit or review services for the Trusts; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

    9. The Audit Committee shall review and re-assess the adequacy of this Charter at least annually and recommend any changes to the full Board of Trustees. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Originally Adopted:  October 28, 1988
        Amended: February 12, 2004

                                                                    APPENDIX IV

                          ALLMERICA INVESTMENT TRUST
                          ALLMERICA SECURITIES TRUST

                 POLICY REGARDING THE ABILITY OF SHAREHOLDERS
                   TO COMMUNICATE WITH THE BOARD OF TRUSTEES

Purpose of the Policy

   The primary purpose of this policy is to explain the process for shareholders* to send communications to the Board of Trustees of Allmerica Investment Trust and Allmerica Securities Trust (the "Trusts").

Procedure for Sending Communications

    1. Shareholders should mail communications to the Board of Trustees to:
       Board of Trustees, [insert name of Trust], c/o Secretary, 440 Lincoln Street, Mail Stop N440, Worcester, MA 01653.

    2. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Trust or series thereof to which it relates and (iii) identify the class and number of shares held by the shareholder.

    3. These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal.

    4. The Trustees are not required to attend the Trust's annual shareholder meetings (with respect to Allmerica Securities Trust) or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

    5. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust or is otherwise ministerial in nature (such as a request for Trust literature, share data or financial information).
--------
* For purposes of this policy, shareholders of Allmerica Investment Trust mean contractholders and policyholders of variable insurance products that use the Funds of the Trust as an investment vehicle.

                           ALLMERICA SECURITIES TRUST
                                      PROXY
           This Proxy is solicited on behalf of the Board of Trustees

     The undersigned hereby appoints John P. Kavanaugh, Paul T. Kane and George
M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allmerica Securities Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, April 21, 2004 at 9:00 a.m., local time, and at any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed by the Shareholder. If no direction is made, the Proxy will be voted "FOR" all proposals. A proxy marked in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

Votes must be indicated
(x) in Black or Blue ink. [x]

1. ELECTION OF TRUSTEES  FOR all nominees [ ]  WITHHOLD AUTHORITY to vote [ ]  *EXCEPTIONS [ ]
                         listed below.         for all nominees listed below.

   Nominees: P. Kevin Condron, Jocelyn S. Davis, Cynthia A. Hargadon,
   T. Britton Harris IV, Gordon Holmes, John P. Kavanaugh, Attiat F. Ott, Edward J. Parry III and Ranne P. Warner.

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

   *Exceptions __________________________________________________________

2. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment thereof.

                                          Please sign exactly as the name
                                          appears hereon. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian, please give full
                                          title. If a corporation, please sign
                                          in full corporate name by president or
                                          other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized person.
                                          If joint owners, each owner should
                                          sign. Note: the undersigned hereby
                                          acknowledges receipt of the Notice of
                                          Meeting and Proxy Statement and
                                          revokes any proxy heretofore given
                                          with respect to the votes covered by
                                          this proxy.

                                          Dated:________________, 2004

                                          Signature

                                          Signature if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.